united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

250 Glen Street, Glens Falls, NY 12801

(Address of principal executive offices) (Zip code)

Richard Malinowski

c/o Gemini Fund Services, LLC., 80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 5/31/17

Item 1. Reports to Stockholders.

Investment Adviser
North Country Investment Advisers, Inc.
250 Glen Street
Glens Falls, NY 12801

Administrator and
Fund Accountant
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Investor Information: (888) 350-2990

The North Country Funds

Equity Growth Fund
Intermediate Bond Fund

Semi-Annual Report
May 31, 2017

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

The North Country Funds

SEMI-ANNUAL REPORT

May 31, 2017

ECONOMIC SUMMARY (Unaudited)

The U.S. economy got off to another slow start this year. We expect the economy to rebound as we move through the year with gross domestic product increasing between 2.00% to 2.50%.

Labor market conditions remain positive as Non-Farm Payrolls rose by 211,000 in April. The unemployment rate declined from 4.50% to 4.40%, while the participation rate declined from 63.00% to 62.90%. Wage Pressure remains modest. April’s average hourly earnings were up 2.50% year-over-year, compared to March’s 2.70%. The average hourly work week increased in April from 34.30 to 34.40 hours.

The Federal Reserve Open Market Committee (FOMC) met on May 2nd and 3rd and left it’s Target Range for the Federal Funds Rate unchanged at 0.75% to 1.00%. The FOMC has stated that they expect to raise the Federal Funds Target Range three times in 2017. Interest rates have been volatile post-election. The yield on the 2 year Treasury has moved generally higher but has fluctuated due to recent economic data and the timing and pace of future FOMC rate increases. The yield on the 10 year U.S. Treasury appears to be range bound between 2.20% to 2.80%. We expect the yield on the 10 year Treasury to remain range bound but gradually move higher; and that the yield will not exceed 3.00% in 2017.

The North Country Equity Growth Fund

For the six months and one year periods ended May 31, 2017, The North Country Equity Growth Fund returned 11.61% and 16.80% while the S&P 5001 returned 10.81% and 17.47% respectively. On an annualized basis, the three, five, and ten year total returns for The North Country Equity Growth Fund were 9.51%, 13.92% and 5.50% versus the S&P 500 at 10.14%, 15.42% and 6.94% respectively.

The U.S. equity market continues to reach new highs as investors continue to shrug off negative headlines surrounding the political landscape in the U.S. Fundamentals for the S&P 500 have been positive, as we saw corporate earnings rise 14% in the first quarter. While the market has reached new highs, it is not overly expensive from a historical perspective. The U.S. economy got off to a slow start to the year, with a weak showing in GDP growth for the first quarter, but economists are calling for a rebound in the quarters ahead, with an overall 2017 growth rate of 2.0-2.5%.

The North Country Equity Growth Fund began the fiscal year in December 2016 with an overweight in the consumer discretionary, financials, and information technology sectors, relative

[1]	The S&P 500 is an unmanaged market capitalization-weighted index of common stocks. You cannot invest directly in an index.

to the S&P 500. We carried a marketweight in energy, healthcare, and industrials. The consumer staples, materials, real estate, telecommunications, and utilities.

In March 2017, the financial sector was reduced to a marketweight from an overweight. Financial stocks had outperformed the market in the months that followed the November 2016 election, but as the prospect of regulatory and tax reform diminished, financial stocks sold off. In addition, longer term interest rates have fallen throughout the year, with the yield curve flattening, which is not positive for financial stocks.

After underperforming in 2016, growth stocks have resumed their leadership and are outperforming value stocks. We continue to favor growth over value and look for opportunities for stocks that offer attractive growth rates at reasonable prices. We continue to overweight consumer discretionary and information technology sectors, as growth rates and valuations remain attractive in this current environment.

The North Country Intermediate Bond Fund

The North Country Intermediate Bond Fund returned 2.00% for the six month period ending May 31, 2017; while its benchmark, the Barclays U.S. Aggregate Bond Index returned 2.52%. Effective April 1, 2015, The North Country Intermediate Bond Fund changed its benchmark from the Bank of America Merrill Lynch 1-10 Year AAA-A U.S. Corporate & Government Index to the Barclays U.S. Aggregate Bond Index. The North Country Intermediate Bond Fund had annualized total returns for the one year, three year, five year and ten year periods ending May 31, 2017 of 0.62%, 1.45%, 1.46% and 2.85% while the Barclays U.S. Aggregate Bond Index returned 1.58%, 2.53%, 2.24% and 4.46% for the respective time periods. The returns of the Bank of America Merrill Lynch 1-10 Year AAA-A U.S. Corporate & Government Index for the one year, three year, five year and ten year periods ending May 31, 2017 were 0.83%, 1.80%, 1.54% and 3.59% for the respective time periods.

The North Country Intermediate Bond Fund underperformed its benchmark for the six-month and one year periods ending May 31, 2017 due to the fund maintaining an average maturity shorter than that of the Barclays U.S. Aggregate Bond Index during a period in which interest rates in general declined.

For the three year and five year periods ending May 31, 2017 the North Country Intermediate Bond Fund underperformed its current and prior benchmark as we sought to benefit from opportunities for attractive yields in corporate bonds by maintaining an overweight in corporate bonds relative to our benchmark.

The relative investment performance for the ten-year period ending May 31, 2017 was impacted by the fund maintaining a shorter than benchmark duration during the period from September 2005 into the first quarter of 2007, when the yield curve was at first flat and then inverted. These occurrences negatively impacted the returns of short-term bonds, those maturing within two years, relative to longer term bonds, those maturing in ten years or beyond, and consequently our performance relative to our benchmark was negatively impacted.

Equity Growth Fund:

Annual Fund Operating Expenses:	(As a Percentage of Net Assets)
Total Annual Operating Expenses:	1.03%

Intermediate Bond Fund:

Annual Fund Operating Expenses:	(As a Percentage of Net Assets)
Total Annual Operating Expenses:	0.88%

Average Annual Total Returns as of March 31, 2017 (Latest Calendar Quarter)

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	14.78%	11.43%	5.81%
North Country Intermediate Bond Fund	-0.70%	1.36%	2.69%

Average Annual Total Returns as of May 31, 2017 (Fiscal First Half)

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	16.80%	13.92%	5.50%
North Country Intermediate Bond Fund	0.62%	1.46%	2.85%

Performance data quoted above is historical and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling 1-888-350-2990. Information provided is unaudited.

The views expressed are as May 31, 2017 and are those of the adviser, North Country Investment Advisers, Inc. The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured. Not obligations of or guaranteed by the bank. May involve investment risks, including possible loss of the principal invested.

5435-NLD-06/22/2017

North Country Equity Growth Fund
Portfolio Summary (Unaudited)
May 31, 2017

Industries	% of Net Assets	Industries	% of Net Assets
Common Stock	98.9%	Healthcare-Services	1.8%
Internet	19.9%	Insurance	1.4%
Banks	11.3%	Auto Manufacturers	1.4%
Retail	7.2%	Apparel	1.3%
Pharmaceuticals	7.1%	Healthcare-Products	1.3%
Diversified Finanancial Services	6.9%	Media	1.2%
Software	5.4%	Miscellaneous Manufacturing	1.1%
Oil & Gas	5.3%	Cosmetics/Personal Care	1.1%
Computers	5.0%	Electronics	1.1%
Biotechnology	3.6%	Machinery-Diversified	1.0%
Transportation	3.1%	Food	0.8%
Beverages	2.8%	Oil & Gas Services	0.6%
Building Materials	2.4%	Electric	0.6%
Airlines	2.0%	Telecommunications	0.2%
Chemicals	2.0%	Money Market Fund	1.2%
		Other liabilities less assets	(0.1)%
		Total Net Assets	100.0%

Top Ten Holdings	% of Net Assets	Top Ten Holdings	% of Net Assets
Amazon.com, Inc.	5.3%	Domino’s Pizza, Inc.	2.6%
Apple, Inc.	5.0%	Microsoft Corp.	2.3%
Facebook, Inc.	5.0%	salesforce.com, Inc.	2.2%
Visa, Inc.	4.7%	Southwest Airlines Co.	2.0%
Alphabet, Inc. - Class A	3.2%	Bank of America Corp.	1.8%

North Country Intermediate Bond Fund
Portfolio Summary (Unaudited)
May 31, 2017

Industries	% of Net Assets	Industries	% of Net Assets
Corporate Bonds	56.2%	Transportation	1.1%
Banks	16.8%	Electrical Components & Equipment	0.8%
Telecommunications	8.9%	Healthcare-Products	0.7%
Oil & Gas	5.0%	Iron / Steel	0.7%
Insurance	3.0%	Miscellaneous Manufacturering	0.7%
Chemicals	2.9%	Household Products/Wares	0.7%
Aerospace / Defense	2.5%	Beverages	0.7%
Software	2.5%	Media	0.4%
Retail	2.5%	Diversified Financial Services	0.4%
Electric	1.8%	Biotechnology	0.4%
Pharmaceutical	1.8%	U.S. Government Agency Obligations	39.3%
Food	1.5%	Government Agencies	39.3%
Healthcare-Services	0.4%	Money Market Fund	3.6%
		Other Assets Less Liabilites	0.9%
		Total Net Assets	100.0%

Top Ten Holdings	% of Net Assets
Federal Home Loan Bank, 2.75%, due 12/13/2024	2.9%
Federal National Mortgage Association, 2.5%, due 12/9/2022	2.9%
Federal Home Loan Bank, 2.5%, due 12/9/2022	2.9%
Wells Fargo & Co 3.45%, due 2/13/2023	2.9%
Federal Farm Credit Bank, 2.35%, due 8/14/2024	2.8%
Federal Farm Credit Bank, 2.6%, due 5/26/2026	2.8%
Federal National Mortgage Association 2.125%, due 4/24/2026	2.7%
AT&T, Inc. 3.0%, due 2/15/2022	2.3%
Federal Farm Credit Bank, 2.6%, due 5/26/2026	1.9%
Federal Home Loan Bank , 3.125%, due 12/11/2020	1.9%

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2017

		Fair
Shares		Value
COMMON STOCK - 98.9%
Airlines - 2.0%
40,000	Southwest Airlines Co.	$2,403,600

Apparel - 1.3%
80,500	Under Armour, Inc. *	1,542,380

Auto Manufacturers - 1.4%
5,000	Tesla Motors, Inc. *	1,705,050

Banks - 11.3%
100,385	Bank of America Corp.	2,249,628
25,000	BB&T Corp.	1,041,250
20,000	Capital One Financial Corp.	1,538,400
9,000	Goldman Sachs Group, Inc.	1,901,340
22,000	JPMorgan Chase & Co.	1,807,300
50,000	Morgan Stanley	2,087,000
32,300	US BanCorp.	1,643,747
30,000	Wells Fargo & Co.	1,534,200
		13,802,865
Beverages - 2.8%
34,000	Monster Beverage Corp. *	1,719,040
14,200	PepsiCo, Inc.	1,659,554
		3,378,594
Biotechnology - 3.6%
12,500	Amgen, Inc.	1,940,500
5,000	Biogen, Inc. *	1,238,850
11,000	Celgene Corp. *	1,258,510
		4,437,860
Building Materials - 2.4%
55,000	Masco Corp.	2,048,750
7,500	Vulcan Materials Co.	934,875
		2,983,625
Chemicals - 2.0%
8,000	International Flavors & Fragrances, Inc.	1,103,120
4,000	Sherwin-Williams Co.	1,327,080
		2,430,200
Computers - 5.0%
40,000	Apple, Inc.	6,110,400

Cosmetics/Personal Care - 1.1%
15,500	Procter & Gamble Co.	1,365,395

Diversified Financial Services - 6.9%
3,570	BlackRock, Inc.	1,460,987
20,000	Intercontinental Exchange, Inc.	1,203,800
60,000	Visa, Inc.	5,713,800
		8,378,587
		Fair
Shares		Value

Electric - 0.6%
5,000	NextEra Energy, Inc.	$707,200

Electronics - 1.1%
10,000	Honeywell International, Inc.	1,329,900

Food - 0.8%
10,000	Kraft Heinz Co.	922,000

Healthcare-Products - 1.3%
11,000	Stryker Corp.	1,572,560

Healthcare-Services - 1.8%
12,500	UnitedHealth Group, Inc.	2,189,750

Insurance - 1.4%
10,000	Berkshire Hathaway, Inc. *	1,652,800

Internet - 19.9%
4,000	Alphabet, Inc. - Class A *	3,948,360
1,999	Alphabet, Inc. - Class C *	1,928,755
65,000	Amazon.com, Inc. *	6,465,030
30,000	GrubHub, Inc. *	1,304,100
40,000	Facebook, Inc. *	6,058,400
13,000	Netflix, Inc. *	2,119,910
1,000	The Priceline Group, Inc. *	1,877,090
30,000	Twitter, Inc. *	549,600
		24,251,245
Machinery-Diversified - 1.0%
8,000	Cummins, Inc.	1,261,600

Media - 1.2%
15,000	Time Warner, Inc.	1,492,350

Miscellaneous Manufacturing - 1.1%
50,000	General Electric Co.	1,369,000

Oil & Gas - 5.3%
12,500	Chevron Corp.	1,293,500
14,750	ConocoPhillips	659,177
17,000	Exxon Mobil Corp.	1,368,500
20,000	Phillips 66	1,522,200
20,000	Tesoro Corp.	1,664,800
		6,508,177
Oil & Gas Services - 0.6%
10,000	Schlumberger, Ltd.	695,900

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
May 31, 2017

		Fair
Shares		Value
Pharmaceuticals - 7.1%
20,000	AmerisourceBergen Corp.	$1,835,400
25,000	Bristol-Myers Squibb Co.	1,348,750
15,000	Johnson & Johnson	1,923,750
27,900	Merck & Co., Inc.	1,816,569
52,000	Pfizer, Inc.	1,697,800
		8,622,269
Retail - 7.2%
5,000	Costco Wholesale Corp.	902,150
16,000	CVS Health Corp.	1,229,280
25,000	Dick’s Sporting Goods, Inc.	1,028,250
15,000	Domino’s Pizza, Inc.	3,175,800
10,000	Starbucks Corp.	636,100
22,500	Wal-Mart Stores, Inc.	1,768,500
		8,740,080
Software - 5.4%
20,000	Activision Blizzard, Inc.	1,171,600
40,000	Microsoft Corp.	2,793,600
30,000	salesforce.com, Inc. *	2,689,200
		6,654,400
		Fair
Shares		Value
Telecommunications - 0.2%
5,000	Verizon Communications, Inc.	$233,200

Transportation - 3.1%
9,000	FedEx Corp.	1,744,560
10,000	Union Pacific Corp.	1,103,000
9,000	United Parcel Service, Inc.	953,730
		3,801,290

TOTAL COMMON STOCK (Cost - $64,889,130)		120,542,277

MONEY MARKET FUND - 1.2%
1,459,835	BlackRock Liquidity TempCash Fund - Dollar Shares, 0.63% (a)	1,459,835
TOTAL MONEY MARKET FUND		1,459,835
(Cost - $1,459,835)

TOTAL INVESTMENTS - 100.1%
(Cost - $66,348,965)(b)		$122,002,112
Other liabilities less assets - (0.1)%		103,597
TOTAL NET ASSETS - 100.0%		$122,105,709

*	Non-income producing security.

(a)	Variable rate yield; the coupon rate shown represents the rate as of May 31, 2017.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $66,348,965 and differs from market value by unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$56,018,394
Unrealized Depreciation:	(365,247)
Net Unrealized Appreciation	$55,653,147

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2017

Principal		Fair
Amount		Value
CORPORATE BONDS - 56.2%
Aerospace / Defense - 2.5%
	Boeing Co.
$250,000	2.25%, due 6/15/2026	$240,426
	General Dynamics Corp.
500,000	2.25%, due 11/15/2022	499,523
	Lockheed Martin Corp.
500,000	3.35%, due 9/15/2021	523,709
	Rockwell Collins, Inc.
500,000	5.25%, due 7/15/2019	533,130
		1,796,788
Banks - 16.8%
	Bank of America Corp.
500,000	2.65%, due 4/1/2019	505,828
1,000,000	4.0%, due 1/22/2025	1,021,934
	BB&T Corp.
500,000	5.25%, due 11/1/2019	536,947
	Goldman Sachs Group, Inc.
500,000	2.9%, due 7/19/2018	506,547
500,000	3.625%, due 1/22/2023	518,522
	JPMorgan Chase & Co.
250,000	2.35%, due 1/28/2019	252,414
1,000,000	3.875%, due 9/10/2024	1,034,778
1,000,000	3.125%, due 1/23/2025	1,000,099
500,000	3.3%, due 4/1/2026	498,635
	Morgan Stanley
500,000	2.125%, due 4/25/2018	501,999
500,000	2.2%, due 12/7/2018	502,605
500,000	2.5%, due 1/24/2019	504,627
500,000	5.5%, due 7/28/2021	557,387
	US BanCorp.
500,000	3.6%, due 9/11/2024	521,913
500,000	3.1%, due 4/27/2026	499,923
	Wells Fargo & Co.
2,000,000	3.45%, due 2/13/2023	2,054,673
1,000,000	3.0%, due 2/19/2025	992,962
		12,011,793
Beverages - 0.7%
	Coca-Cola Co.
500,000	2.55%, due 6/1/2026	490,833

Biotechnology - 0.4%
	Amgen, Inc.
250,000	3.45%, due 10/1/2020	260,945

Chemicals - 2.9%
	Air Products & Chemicals, Inc.
500,000	3.0%, due 11/3/2021	518,859
500,000	2.75%, due 2/3/2023	508,349
Principal		Fair
Amount		Value
Chemicals - 2.9% (Continued)
	EI du Pont de Nemours & Co.
$500,000	3.625%, due 1/15/2021	$524,436
	Praxair, Inc.
500,000	2.45%, due 2/15/2022	504,609
		2,056,253
Diversified Financial Services - 0.4%
	Ameriprise Financial, Inc.
250,000	5.3%, due 3/15/2020	271,622

Electric - 1.8%
	Duke Energy Corp.
1,000,000	3.55%, due 9/15/2021	1,047,278
	Duke Energy Florida LLC
250,000	3.1%, due 8/15/2021	258,520
		1,305,798
Electrical Components & Equipment - 0.8%
	Emerson Electric Co.
500,000	4.875%, due 10/15/2019	536,320

Food - 1.5%
	Campbell Soup Co.
500,000	4.5%, due 2/15/2019	522,532
	Kroger Co.
500,000	3.3%, due 1/15/2021	516,978
		1,039,510
Healthcare-Products - 0.7%
	Stryker Corp.
500,000	4.375%, due 1/15/2020	530,085
		530,085
Healthcare-Services - 0.4%
	UnitedHealth Group, Inc.
250,000	4.7%, due 2/15/2021	271,658
		271,658
Household Products/Wares - 0.7%
	Kimberly-Clark Corp.
500,000	2.4%, due 3/1/2022	502,473

Insurance - 3.0%
	Aflac, Inc.
1,000,000	4.0%, due 2/15/2022	1,072,534
	American International Group, Inc.
1,000,000	3.9%, due 4/1/2026	1,036,569
		2,109,103
Iron / Steel - 0.7%
	Nucor Corp.
500,000	5.85%, due 6/1/2018	519,909

The accompanying notes are an integral part of these financial statement

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
May 31, 2017

Principal		Fair
Amount		Value
Media - 0.4%
	Comcast Corp.
$250,000	5.7%, due 7/1/19	$270,081

Miscellaneous Manufacturing - 0.7%
	General Electric Co.
500,000	3.1%, due 1/9/2023	520,814

Oil & Gas - 5.0%
	BP Capital Markets PLC
500,000	2.237%, due 5/10/2019	504,662
1,000,000	2.75%, due 5/10/2023	1,006,466
	BP Capital Markets PLC
1,000,000	3.535%, due 11/4/2024	1,035,501
	Occidental Petroleum Corp.
1,000,000	3.4%, due 4/15/2026	1,020,814
		3,567,443
Pharmaceutical - 1.8%
	Merck & Co., Inc.
1,000,000	2.8%, due 5/18/2023	1,023,421
	Pfizer, Inc.
250,000	2.75%, due 6/3/2026	247,041
		1,270,462
Retail - 2.5%
	Lowe’s Cos, Inc.
1,000,000	4.625%, due 4/15/2020	1,066,047
	McDonald’s Corp.
500,000	2.625%, due 1/15/2022	506,023
	Target Corp.
250,000	2.50%, due 4/15/2026	239,348
		1,811,418
Software - 2.5%
	Oracle Corp.
200,000	5%, due 7/8/2019	213,687
1,000,000	3.625%, due 7/15/2023	1,062,492
500,000	3.4%, due 7/8/2024	521,202
		1,797,381
Telecommunications - 8.9%
	AT&T, Inc.
1,800,000	3%, due 2/15/2022	1,818,220
1,000,000	3.6%, due 2/17/2023	1,025,646
	Cisco Systems, Inc.
1,000,000	3.5%, due 6/15/2025	1,053,627
	Verizon Communications, Inc.
500,000	4.6%, due 4/1/2021	540,995
1,000,000	5.15%, due 9/15/2023	1,120,274
500,000	4.15%, due 3/15/2024	530,169
Principal		Fair
Amount		Value
Telecommunications - 8.9% (Continued)
	Vodafone Group PLC
$250,000	4.375%, due 3/16/2021	$267,736
		6,356,667
Transportation - 1.1%
	Union Pacific Corp.
500,000	2.75%, due 4/15/2023	508,882
	United Parcel Service, Inc.
250,000	3.125%, due 1/15/2021	261,078
		769,960
TOTAL CORPORATE BONDS
(Cost - $39,595,629)		40,067,316

U.S. GOVERNMENT AGENCY OBLIGATIONS - 39.3%
Government Agencies - 39.3%
	Federal Farm Credit Bank
2,000,000	2.35%, due 8/14/2024	2,002,242
1,000,000	2.28%, due 10/30/2024	997,757
500,000	2.57%, due 5/11/2026	491,044
2,000,000	2.6%, due 5/26/2026	1,973,441
1,500,000	2.09%, due 9/8/2026	1,434,203
	Federal Home Loan Bank
2,000,000	2.75%, due 12/13/2024	2,069,884
2,000,000	2.5%, due 12/9/2022	2,058,473
1,000,000	1.875%, due 12/11/2020	1,008,654
1,000,000	2.25%, due 12/8/2023	1,007,487
500,000	2.375%, due 6/10/2022	512,175
1,000,000	2.625%, due 9/12/2025	1,013,551
1,000,000	2.6%, due 12/4/2025	1,004,630
500,000	2.7%, due 12/29/2025	507,042
500,000	2.875%, due 9/11/2020	520,569
1,000,000	3.125%, due 12/11/2020	1,052,870
1,000,000	2.795%, due 10/17/2023	1,042,477
500,000	2.375%, due 9/10/2021	512,751
1,000,000	2.0%, due 9/9/2022	1,003,935
250,000	2.0%, due 9/13/2019	253,329
500,000	3.0%, due 9/10/2021	526,083
	Federal Home Loan Mortgage Corp.
1,000,000	2.0%, due 11/30/2020	1,008,394
1,000,000	2.0%, due 12/10/2021	1,007,822
	Federal National Mortgage Association
1,000,000	1.7%, due 11/13/2020	1,001,980
2,000,000	2.625%, due 9/6/2024	2,068,115
2,000,000	2.125%, due 4/24/2026	1,953,013
		28,031,921

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost - $28,283,993)		28,031,921

The accompanying notes are an integral part of these financial statement

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
May 31, 2017

Principal		Fair
Amount		Value
MONEY MARKET FUND - 3.6%
Shares
	BlackRock Liquidity TempCash
$2,587,885	Fund - Dollar Shares, 0.63% (a)	$2,587,885
TOTAL MONEY MARKET FUND (Cost - $2,587,885)
Principal	Fair
Amount	Value
TOTAL INVESTMENTS - 99.1%
(Cost - $70,467,507) (b)	$70,687,122
Other assets less liabilities - 0.9%	649,757
TOTAL NET ASSETS - 100.0%	$71,336,879

LLC - Limited Limited Company

PLC - Public Limited Company

(a)	Variable rate yield; the coupon rate shown represents the rate as of May 31, 2017.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $70,467,507 and differs from market value by unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$721,578
Unrealized Depreciation:	(501,963)
Net Unrealized Appreciation	$219,615

The accompanying notes are an integral part of these financial statement

THE NORTH COUNTRY FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2017

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at fair value (Cost $66,348,965 and $70,467,507 respectively)	$122,002,112	$70,687,122
Receivable for fund shares sold	70,383	188,032
Dividends and interest receivable	238,213	528,907
Prepaid expenses and other assets	10,174	10,210
Total Assets	122,320,882	71,414,271

LIABILITIES:
Accrued advisory fees	79,456	29,918
Payable for fund shares redeemed	94,925	27,885
Accrued trustee fees	1,609	637
Payable to related parties	23,634	6,964
Accrued expenses and other liabilities	15,549	11,988
Total Liabilities	215,173	77,392
Net Assets	$122,105,709	$71,336,879

NET ASSETS CONSIST OF:
Paid in capital	$61,178,889	$71,637,124
Accumulated net investment income	293,679	17,716
Accumulated net realized gain (loss) from investment transactions	4,979,994	(537,576)
Net unrealized appreciation on investments	55,653,147	219,615
Net Assets	$122,105,709	$71,336,879

Shares outstanding (unlimited number of shares authorized; no par value)	7,186,428	6,957,456

Net asset value, offering and redemption price per share ($122,105,709/7,186,428 and $71,336,879/6,957,456, respectively)	$16.99	$10.25

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended May 31, 2017

	Equity	Intermediate
	Growth Fund	Bond Fund
INVESTMENT INCOME:
Interest	$8,462	$939,647
Dividends	919,763	—
Total investment income	928,225	939,647

EXPENSES:
Investment advisory fees	458,251	186,218
Administration and fund accounting fees	86,158	61,651
Transfer agency fees	16,961	17,464
Legal fees	22,465	27,059
Audit fees	7,730	7,730
Trustees’ fees	8,976	6,485
Printing expense	8,480	4,987
Custody fees	5,984	3,491
Chief Compliance Officer fees	7,979	3,998
Registration and filing fees	5,984	5,984
Insurance expense	3,740	1,995
Miscellaneous expenses	1,398	1,697
Total expenses	634,106	328,759

Net expenses	634,106	328,759

Net investment income	294,119	610,888

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from investment transactions	4,985,226	(38,396)
Net change in unrealized appreciation (depreciation) of investments	8,204,097	859,386
Net realized and unrealized gain (loss) on investments	13,189,323	820,990

Net increase in net assets resulting from operations	$13,483,442	$1,431,878

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	May 31, 2017	November 30, 2016
	(Unaudited)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$294,119	$526,762
Net realized gain from investment transactions	4,985,226	1,995,855
Net change in unrealized appreciation	8,204,097	466,618
Net increase in net assets resulting from operations	13,483,442	2,989,235

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.07 and $0.05 per share, respectively)	(526,300)	(430,539)
Distributions from net realized gains on investments ($0.26 and $0.74 per share, respectively)	(1,996,231)	(5,974,940)
Total distributions to shareholders	(2,522,531)	(6,405,479)

CAPITAL SHARE TRANSACTIONS (Note 4)	(9,093,586)	(6,053,409)

Net increase (decrease) in net assets	1,867,325	(9,469,653)

NET ASSETS:
Beginning of period	120,238,384	129,708,037

End of period (including undistributed net investment income of $293,679 and $525,860, respectively)	$122,105,709	$120,238,384

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	May 31, 2017	November 30, 2016
	(Unaudited)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$610,888	$1,325,513
Net realized gain (loss) from investment transactions	(38,396)	530,599
Net change in unrealized appreciation (depreciation)	859,386	(890,949)
Net increase in net assets resulting from operations	1,431,878	965,163

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.09 and $0.17 per share, respectively)	(673,561)	(1,318,863)

CAPITAL SHARE TRANSACTIONS (Note 4)	(7,986,851)	2,918,582

Net increase in net assets	(7,228,534)	2,564,882

NET ASSETS:
Beginning of period	78,565,413	76,000,531

End of period (including undistributed net investment income of $17,716 and $80,389, respectively)	$71,336,879	$78,565,413

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the Six
	Months Ended		For the Year Ended November 30,
	May 31, 2017		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value, beginning of period	$15.54		$16.00	$16.21	$14.77	$11.37	$10.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.04		0.06	0.06	0.06	0.10	0.11
Net realized and unrealized gains on investments	1.74		0.27	0.84	1.79	3.31	1.20
Total from investment operations	1.78		0.33	0.90	1.85	3.41	1.31
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.07)		(0.05)	(0.06)	(0.10)	(0.01)	(0.11)
Distribution from net realized gains from security transactions	(0.26)		(0.74)	(1.05)	(0.31)	—	—
Total distributions	(0.33)		(0.79)	(1.11)	(0.41)	(0.01)	(0.11)
Net asset value, end of period	$16.99		$15.54	$16.00	$16.21	$14.77	$11.37
Total return (2)	11.61	% (4)	2.33%	6.24%	12.93%	30.00%	12.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$122,106		$120,238	$129,708	$124,993	$119,705	$103,358
Ratios to average net assets:
Expenses	1.02	% (3)	1.03%	1.02%	1.03%	1.02%	1.06%
Net investment income	0.47	% (3)	0.43%	0.36%	0.41%	0.80%	0.95%
Portfolio turnover rate	9	% (4)	21%	28%	29%	41%	55%

(1)	Net investment income per share is based on average shares outstanding during the period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(3)	Annualized for periods of less than one year.

(4)	Not annualized.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the Six
	Months Ended		For the Year Ended November 30,
	May 31, 2017		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value, beginning of period	$10.14		$10.18	$10.31	$10.25	$10.57	$10.24
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.08		0.17	0.18	0.19	0.23	0.24
Net realized and unrealized gains (losses) on investments	0.12		(0.04)	(0.14)	0.06	(0.33)	0.33
Total from investment operations	0.20		0.13	0.04	0.25	(0.10)	0.57
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.09)		(0.17)	(0.17)	(0.19)	(0.22)	(0.24)
Total distributions	(0.09)		(0.17)	(0.17)	(0.19)	(0.22)	(0.24)
Net asset value, end of period	$10.25		$10.14	$10.18	$10.31	$10.25	$10.57
Total return (2)	2.00	% (4)	1.25%	0.42%	2.44%	(0.92)%	5.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$71,337		$78,565	$76,001	$66,033	$60,442	$61,892
Ratios to average net assets:
Expenses, before waiver	0.88	% (3)	0.84%	0.84%	0.88%	0.86%	0.91%
Expenses, after waiver	0.88	% (3)	0.82%	0.81%	0.88%	0.86%	0.91%
Net investment income	1.74	% (3)	1.65%	1.72%	1.85%	2.17%	2.28%
Portfolio turnover rate	14	% (4)	31%	51%	25%	29%	24%

(1)	Net investment income per share is based on average shares outstanding during the period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(3)	Annualized for periods of less than one year.

(4)	Not annualized.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2017

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000. The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, and together with the Growth Fund, the “Funds”). The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value. Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company. Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from these estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

Security Valuation – Securities which are traded on a national securities exchange are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). Investments for which no sales are reported are valued at the mean between the current bid and ask prices on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as level 1 securities. However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and other reference data. These securities would be categorized as level 2 securities.

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2017

The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely.

Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust’s Fair Value Committee (the “Committee”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security’s fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security. In the absence of readily available market quotations, or other observable inputs, securities valued at fair value pursuant to the Procedures would be categorized as level 3.

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2017

determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of inputs used as of May 31, 2017, in valuing the Funds’ assets carried at fair value.

North Country Equity Growth Fund:

Assets	Level 1	Level 2	Level 3*	Total
Common Stock **	$120,542,277	$—	$—	$120,542,277
Money Market Fund	1,459,835	—	—	1,459,835
Total	$122,002,112	$—	$—	$122,002,112

North Country Intermediate Bond Fund:

Assets	Level 1	Level 2	Level 3*	Total
Corporate Bonds**	$—	$40,067,316	$—	$40,067,316
U.S. Government Agency Obligations	—	28,031,921	—	28,031,921
Money Market Fund	2,587,885	—	—	2,587,885
Total	$2,587,885	$68,099,237	$—	$70,687,122

*	The Funds did not hold any Level 3 investments during the period.

**	See Schedule of Investments for industry classifications.

There were no transfers into and out of Level 1 and Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years November 30, 2015 to November 30, 2016, or expected to be taken in the Fund’s November 30, 2017 year-end tax returns. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2017

income tax expense in the statements of operations. During the period, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and New York State.

Dividends and Distributions – The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, annually. Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security Transactions – Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses – Most expenses of the Trust can be directly attributed to a Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees. Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Growth Fund and Bond Fund, respectively. For the six months ended May 31, 2017, the Adviser received advisory fees of $458,251 from the Growth Fund and $186,218 from the Bond Fund.

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2017

The Trust has entered into an Underwriting Agreement with Northern Lights Distributors, LLC (“the Distributor”) to serve as the principal underwriter for each Fund and distributor for each Fund’s shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Funds.

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. CAPITAL SHARE TRANSACTIONS

At May 31, 2017, there were an unlimited number of shares authorized with no par value. Paid in capital for the Growth Fund and Bond Fund amounted to $61,178,889 and $71,637,124, respectively.

Transactions in capital shares were as follows:

Growth Fund:

	For the six months		For the year
	ended		ended
	May 31, 2017		November 30, 2016
	Shares	Amount	Shares	Amount

Shares sold	461,506	$7,524,048	957,056	$13,834,911
Shares issued for reinvestment of dividends	29,274	457,559	75,160	1,110,111
Shares redeemed	(1,040,063)	(17,075,193)	(1,401,715)	(20,998,431)
Net decrease	(549,283)	$(9,093,586)	(369,499)	$(6,053,409)

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2017

Bond Fund:

	For the six months		For the year
	ended		ended
	May 31, 2017		November 30, 2016
	Shares	Amount	Shares	Amount

Shares sold	501,853	$5,091,081	1,301,151	$13,428,290
Shares issued for reinvestment of dividends	3,920	39,722	7,778	80,582
Shares redeemed	(1,297,590)	(13,117,654)	(1,022,475)	(10,590,290)
Net increase (decrease)	(791,817)	$(7,986,851)	286,454	$2,918,582

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the six months ended May 31, 2017 were as follows:

		Bond Fund
		Excluding U.S.	U.S.
		Government	Government
	Growth Fund	Securities	Securities
Purchases	$10,552,559	$—	$2,043,340
Sales	$17,220,602	$5,352,690	$5,036,660

NOTE 6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2016 and fiscal year ended November 30, 2015 was as follows:

For the year ended November 30, 2016:
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Growth Fund	$604,535	$5,800,944	$6,405,479
Bond Fund	1,318,863	—	1,318,863

For the year ended November 30, 2015:
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Growth Fund	$970,967	$7,534,053	$8,505,020
Bond Fund	1,157,256	—	1,157,256

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2017

On December 12, 2016, the Growth Fund paid an ordinary income dividend of $0.0681 per share and a long-term capital gain dividend of $0.2583 per share to shareholders of record on December 9, 2016.

On December 29, 2016, the Bond Fund paid an ordinary income dividend of $0.0250 per share to shareholders of record on December 28, 2015.

As of November 30, 2016, the components of distributable earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed		Capital Loss	Unrealized	Total
	Ordinary	Long-Term		Carry	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	(Depreciation)	Earnings
Growth Fund	$525,860	$1,990,999	$—	$—	$47,449,050	$49,965,909
Bond Fund	80,389	—	—	(499,180)	(639,771)	(1,058,562)

The difference between book basis and tax basis distributable earnings, if any, is primarily attributable to the tax deferral of losses on wash sales.

As of November 30, 2016, the Bond Fund had unused capital loss carry forwards of $499,180 available, for federal income tax purposes, to offset future capital gains. Such capital loss carry forwards expire on November 30, 2017. The Bond Fund utilized $530,599 in capital losses in the current fiscal year.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, and the reclass of Fund distributions, resulted in reclassifications for the Funds for the fiscal year ended November 30, 2016 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
Growth Fund	$—	$(538)	$538
Bond Fund	(1,844)	1,844	—

NOTE 7. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of May 31, 2017, SEI Private Trust, an account holding shares for the benefit of others in nominee name, held approximately 87% of the voting securities of the Growth Fund and approximately 94% of the Bond Fund.

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2017

NOTE 8. NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

NOTE 9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring additional adjustment or disclosure in the financial statements.

THE NORTH COUNTRY FUNDS
ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) held on January 31, 2017, a majority of the Board, including a majority of trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), unanimously approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between North Country Investment Advisers, Inc. (“NCIA” or the “Adviser”) and the Funds. Fund counsel discussed with the Board its fiduciary responsibility to shareholders and the importance of assessing certain specific factors in its deliberations. Prior to the Meeting, the Adviser provided the Board with a number of written materials, including information relating to: a) the terms of the Advisory Agreement and fee arrangements with the Funds; b) the Adviser’s management and investment personnel; c) the financial condition and stability of the Adviser; d) data comparing each Fund’s fees, operating expenses and performance with that of a group of mutual funds in the same category, as determined by Lipper, Inc., that the Funds’ Administrator determined were similar in size to the Funds (each, a “Peer Group”); and e) past performance of each Fund as compared to its respective benchmark. In addition, the Board engaged in in-person discussions with representatives of the Adviser. The Board also met outside the presence of the Adviser to consider this matter and consulted with independent counsel and the Funds’ Chief Compliance Officer.

The Board, including the Independent Trustees, unanimously approved continuance of the Advisory Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board, the Board’s discussions with key personnel of the Adviser, and the Board’s deliberations. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Below is a summary of the Board’s conclusions regarding various factors relevant to approval of continuance of the Advisory Agreement:

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided by the Adviser to the Funds. The Board, including the Independent Trustees, reviewed the qualifications of the Adviser’s key personnel, including the experience of the Funds’ portfolio managers, and agreed that sharing resources with its parent bank is a positive aspect of the Adviser’s services to the Funds. The Trustees discussed the Adviser’s compliance program. They also discussed the financial strength and stability of the Adviser. Based on these considerations, the Trustees determined that the Adviser has the capabilities, resources and personnel necessary to manage the Funds and concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.

Performance of the Adviser. The Independent Trustees discussed in detail the information provided to them regarding each Fund’s performance compared both to its benchmarks and the arithmetic average of the total return of the thirty largest funds in its Lipper category, over various time periods ended November 31, 2016. The Trustees noted that the Bond Fund underperformed its Lipper category average for the 1-, 3-, 5- and 10-year periods ended November 30, 2016. The Trustees further noted that as of December 31, 2016, the Bond Fund underperformed the Barclays US Aggregate Bond Index (the “Barclay Index”) and outperformed the Bank of America ML Corporate/Government Corporate A 1-10 Index (the “BofA” Index) for the 1-year period; underperformed both Indexes for the 3-year period; performed in-line with the BofA Index and underperformed the Barclay Index for the 5-year period; and underperformed both Indexes for the 10-year period. The Trustees took into account that

THE NORTH COUNTRY FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

the Bond Fund’s portfolio had been slightly altered when the Fund’s primary benchmark was changed to the Barclay Index on April 1, 2015. The Trustees noted that the Growth Fund had outperformed its Lipper category average for the 1-, 3- and 5-year periods and, for the 10-year period, the Growth Fund slightly underperformed the Lipper category average. The Trustees further noted that as of December 31, 2016, the Growth Fund outperformed the Lipper Large Cap Growth Index (“Lipper LCG Index”) for the 1- and 3 year periods; underperformed the Lipper LCG Index for the 5- and 10-year periods and underperformed the S&P 50 Index (the “S&P”) for the 1-, 3-, 5- and 10 year periods. The Trustees took into account that that for the quarter ended December 31, 2016, the Growth Fund outperformed the Lipper LCG Index, while trailing the S&P 500. The Trustees also considered that the Funds’ performance reflects, in part, the conservative manner in which they are managed and concluded that the investment performance of each Fund was sufficient to warrant continuation of the Advisory Agreement.

Cost of Services. With regard to cost of services and fees and expenses, the Trustees reviewed comparative fees charged by advisers to the Peer Group. The Trustees noted that the Bond Fund’s effective management fee was the highest of the Peer Group, while net expenses as of November 30, 2016 were higher than the average for the Peer Group. The Trustees also noted that as of November 30, 2016, the Growth Fund’s effective management fee was higher than the average for the Peer Group, while net expenses were lower than the average for the Peer Group.

The Trustees agreed to monitor NCIA’s estimated profitability and on the Bond Fund’s performance in considering the possible reinstatement of an advisory fee waiver in the future. Overall, the Trustees concluded that the cost of the services provided by the Adviser is within a reasonable range and supported continuation of the Advisory Agreement.

Profitability. The Trustees considered the Adviser’s profits realized in connection with the operation of the Funds. The Trustees noted that the Adviser was not receiving 12b-1 fees, soft dollars or affiliated brokerage fees in connection with its services to the Funds. The Independent Trustees considered that NCIA had voluntarily limited the overall expense ratio of each Fund from its inception through the fiscal year ended November 30, 2009 and noted that the Funds are continuing to operate within those limitations. The Trustees concluded that, based on the quality of services provided, the profitability of the Adviser’s relationship with the Funds warranted continuation of the Advisory Agreement.

Economies of Scale. The Trustees noted that the Adviser represented that certain efficiencies may be realized when the level of assets under management in each Fund nears $500 million. The Trustees concluded that they would re-visit the issue of certain benefits to the Funds’ shareholders that might ensue from economies of scale following any significant growth in Fund assets or other change in circumstances.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and with the assistance of independent legal counsel, the Board concluded that the overall arrangements provided under the terms of the Advisory Agreement were reasonable, and that continuance of the Advisory Agreement was in the best interests of the Funds’ shareholders.

THE NORTH COUNTRY FUNDS
DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at December 1, 2016 and held until May 31, 2017.

Actual Expenses: The “Actual” section of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense	Expenses Paid During
	Account Value	Account Value	Ratio	the Period*
	(12/1/16)	(5/31/17)	(Annualized)	(12/1/16 – 5/31/17)
Equity Growth Fund
Actual	$1,000.00	$1,020.00	1.02%	$5.13
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.85	1.02%	$5.13
Intermediate Bond Fund
Actual	$1,000.00	$1,116.10	0.88%	$4.66
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.53	0.88%	$4.45

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days divided by 365 days.

Rev July 2011

FACTS	WHAT DO THE NORTH COUNTRY FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The North Country Funds (“The Funds”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-350-2990

Who we are
Who is providing this notice?	The North Country Funds
What we do
How do The Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How do The Funds collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes — information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

●     State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Our affiliates include financial companies such as Glens Falls National Bank and Trust Company and North Country Investment Advisers.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The North Country Funds

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer

Date 8/7/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/ s/ James Colantino

James Colantino, Principal Executive Officer

Date 8/7/17

By (Signature and Title)

/s/ Rich Gleason

Rich Gleason, Principal Financial Officer

Date 8/7/17